UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2004

HENRY SCHEIN, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27078 (Commission File Number)	11-3136595 (IRS Employer Identification No.)

135 Duryea Road
Melville, New York 11747
(Address of principal executive offices)

Registrant’s Telephone Number: (631) 843-5500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
PRESS RELEASE

Item 5. Other Events.

On January 8, 2004, Henry Schein, Inc. issued a press release announcing the signing of agreements to acquire demedis GmbH and Euro Dental Holding GmbH. The transaction is subject to standard closing conditions and regulatory approvals. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release issued by Henry Schein, Inc. on January 8, 2004 announcing the signing of agreements to acquire demedis GmbH and Euro Dental Holding GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Henry Schein, Inc.
(Registrant)

By:	/s/ Steven Paladino

Steven Paladino
Executive Vice President,
Chief Financial Officer and Director
(principal financial officer and
accounting officer)

Dated: January 9, 2004